SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 2nd, 2002


                       MULTINET INTERNATIONAL CORP., INC.
             (Exact name of registrant as specified in its charter)


     Nevada                         000-29107                    88-0441388
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


     574 Greentree Cove, Suite 102
            Collierville, TN                                        38017
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (901) 854-3574

ITEM 5. OTHER EVENTS.

     On the 3rd of October, the Company filed an amendment to its articles of incorporation to officially change its name to Showintel Networks, Inc. A copy of the amended articles is hereby attached as exhibit 3.4.

     Further, on October 2nd of 2002, Mr. David V. Lott resigned as Secretary of the Company and Mr. Erik Nelson was appointed as Secretary of the Company by the Board of Directors.

     Mr. Nelson holds a bachelor of science degree from the University of Colorado in business administration. Since 1994, he has been a founding partner in Coral Capital Partners, Inc., a consulting services company in the field of mergers and acquisitions and corporate restructuring. Mr. Nelson also sits on the board of directors for Nocera, Inc. (symbol NCRA), Boats Depot, Inc., and Telemax Corporation. Erik S. Nelson has experience in the securities industry, focusing on corporate mergers and acquisitions, capital formation, corporate financial analysis, governance, and SEC compliance.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------
  3.4       Certificate of Amendment to Articles of Incorporation


                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Multinet International Corp, Inc.
(Registrant)

Date: October 4th, 2002                 /s/ David V. Lott
                                        ----------------------------------------
                                        David V. Lott, President


Date: October 7th, 2002                 /s/ Erik S. Nelson
                                        ----------------------------------------
                                        Erik S. Nelson, Secretary